                                                                    Exhibit 10.3
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                                 T REIT, INC.

                   INDEPENDENT DIRECTORS' STOCK OPTION PLAN

                                  T REIT, Inc.
                    Independent Directors' Stock Option Plan
                    ----------------------------------------


ARTICLE I DEFINITIONS...................................................4

         1.01. Agreement................................................4
         1.02. Board....................................................4
         1.03. Code.....................................................4
         1.04. Common Stock.............................................4
         1.05. Company..................................................4
         1.06. Fair Market Value........................................4
         1.07. Independent Director.....................................5
         1.08. Offering.................................................5
         1.09. Option...................................................5
         1.10. Option Price.............................................5
         1.11. Participant..............................................6
         1.12. Plan.....................................................6

ARTICLE II PURPOSES.....................................................6


ARTICLE III ADMINISTRATION..............................................6


ARTICLE IV COMMON STOCK SUBJECT TO PLAN.................................7

         4.01. Common Stock Issued......................................7
         4.02. Aggregate Limit..........................................7
         4.03. Reallocation of Shares...................................7

ARTICLE V OPTIONS.......................................................7

         5.01. Award....................................................7
         5.02. Option Price.............................................7
         5.03. Maximum Option Period....................................8
         5.04. Nontransferability.......................................8
         5.05. Status as Independent Director...........................8
         5.06. Exercise.................................................8
         5.07. Payment..................................................9
         5.08. Shareholder Rights.......................................9

ARTICLE VI ADJUSTMENT UPON CHANGE IN COMMON STOCK.......................9

                                  T REIT, Inc.
                    Independent Directors' Stock Option Plan
                    ----------------------------------------

ARTICLE VII COMPLIANCE WITH LAW AND APPROVAL OF
         REGULATORY BODIES AND ASSURANCE OF REIT STATUS...................11


ARTICLE VIII GENERAL PROVISIONS...........................................11

         8.01. Effect on Service..........................................11
         8.02. Unfunded Plan..............................................11
         8.03. Rules of Construction......................................12

ARTICLE IX AMENDMENT......................................................12


ARTICLE X DURATION OF PLAN................................................12


ARTICLE XI EFFECTIVE DATE OF PLAN.........................................12

                                 T REIT, Inc.
                   Independent Directors' Stock Option Plan
                   ----------------------------------------

                                   ARTICLE I
                                  DEFINITIONS


1.01.  Agreement

       Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Option granted to such Participant.

1.02.  Board

       Board means the Board of Directors of the Company.

1.03.  Code

       Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.04.  Common Stock

       Common Stock means the common stock of the Company.

1.05.  Company

       Company means T  REIT, Inc.

1.06.  Fair Market Value

       Fair Market Value means, on any given date, the fair market value of a share of Common Stock determined in accordance with (a) or (b) below:

       (a) If the Common Stock is not traded on a national securities exchange or quotation system, Fair Market Value means a price determined by the Board in good faith, taking into account, among other factors the Board deems relevant, the price per share at which the Common Stock is then being sold to the public, the price per share of the common stock of comparable companies, the Company's earnings, and the value of the Company's assets; provided, however, that any such determination by the Board must be approved by a majority of the Independent Directors.

       (b) If the Common Stock is traded on a national securities exchange or quotation system, Fair Market Value means that average of the last sales price or the

                                 T REIT, Inc.
                   Independent Directors' Stock Option Plan
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average of the last bid and ask prices, in each case for the five trading days immediately preceding the date of determination.

1.07.  Independent Director

       Independent Director means a member of the Board who is not, and has not been in the two years immediately prior to any determination of such Board member's Independent Director status, directly or indirectly associated with the Company or Triple Net Properties, LLC.

1.08.  Offering

       Offering means the initial public offering of Common Stock by the Company.

1.09.  Option

       Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

1.10.  Option Price

       Option Price means the purchase price per share of Common Stock under an Option determined in accordance with (a), (b) or (c) below, but subject to
Section 5.02:

       (a) If the date of grant of an Option occurs on or before the date of the commencement of the Offering, the Option Price for such Option shall be the price per share of Common Stock in the Offering less the dealer manager's selling commission and marketing support and due diligence reimbursement fee allocable to a share of Common Stock.

       (b) If the date of grant of an Option occurs during the Offering but after the date of the commencement of the Offering, the Option Price for such Option shall be the greater of (i) the price per share of Common Stock in the Offering less the dealer manager's selling commission and marketing support and due diligence reimbursement fee allocable to a share of Common Stock and (ii) the Fair Market Value on the date of grant of such Option.

       (c) If the date of grant of an Option occurs after the completion of the Offering, the Option Price for such Option shall be the Fair Market Value on the date of grant of such Option.

                                 T REIT, INc.
                   Independent Directors' Stock Option Plan
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1.11.  Participant

       Participant means a member of the Board who is an Independent Director on the applicable date of grant of an Option.

1.12.  Plan

       Plan means the T REIT, Inc. Independent Directors' Stock Option Plan.

                                  ARTICLE II
                                   PURPOSES

       The Plan is intended to assist the Company in recruiting and retaining Independent Directors and to promote a greater identity of interest between the Independent Directors and the Company and its shareholders by enabling Participants to share in the future success of the Company. The Plan is intended to permit the grant of nonqualified stock options - i.e., Options not qualifying under Section 422 of the Code. The proceeds received by the Company from the sale of shares of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                  ARTICLE III
                                ADMINISTRATION

       The Plan shall be administered by the Board. The Board shall have authority to grant Options upon such terms (not inconsistent with the provisions of this Plan), as the Board may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan), on the exercisability of all or any part of an Option. Notwithstanding any such conditions, the Board may, in its discretion, (i) accelerate the time at which any Option may be exercised, or (ii) suspend the forfeiture of any award made under this Plan. In addition, the Board shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Board shall not be construed as limiting any power or authority of the Board. Notwithstanding the foregoing, any decision made or action taken by the Board under this Article III must be approved by a majority of the Independent Directors. Subject to such approval, any decision made or action take by the Board or in connection with the administration of this Plan shall be final and conclusive. Neither the Board nor any member of the Board shall be liable for any act done in

                                 T REIT, INc.
                   Independent Directors' Stock Option Plan
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good faith with respect to this Plan or any Agreement or Option. All expenses of administering this Plan shall be borne by the Company.

                                  ARTICLE IV
                         COMMON STOCK SUBJECT TO PLAN

4.01.  Common Stock Issued

       Upon the exercise of any Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

4.02.  Aggregate Limit

       The maximum aggregate number of shares of Common Stock that may be issued under this Plan is 100,000 shares. The maximum aggregate number of shares of Common Stock that may be issued under this Plan shall be subject to adjustment as provided in Article VI.

4.03.  Reallocation of Shares

       If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares allocated to the Option or portion thereof may be reallocated to other Options to be granted under this Plan.


                                   ARTICLE V
                                    OPTIONS

5.01.  Award

       Each Participant shall be granted an Option for 5,000 shares of Common Stock on the first day he or she becomes an Independent Director. Thereafter, each Participant shall be granted an Option for 5,000 shares of Common Stock on the date of each annual meeting of the Company's shareholders, provided that the Participant is an Independent Director immediately following the applicable annual meeting.

5.02.  Option Price

       The Option Price per share for shares of Common Stock purchased on the exercise of an Option shall be determined by the Board on the date of grant in

                                 T REIT, INc.
                   Independent Directors' Stock Option Plan
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accordance with Section 1.10; provided, however, that in no event may the Option Price be less than the Fair Market Value on the date the Option is granted.

5.03.  Maximum Option Period

       The maximum period in which an Option may be exercised shall be ten years from the date of grant.

5.04.  Nontransferability

       Each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

5.05.  Status as Independent Director

       In the event that the terms of any Option provide that it may be exercised only during service as an Independent Director or within a specified period of time after termination of such service, the Board may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous service as an Independent Director.

5.06.  Exercise

       (a) Subject to the provisions of this Plan, including Section 5.06(b) through (e), and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Board shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

       (b) Options granted on or before the commencement of the Offering will become exercisable for one-third of the shares subject to the Option on the date of grant, and for an additional one-third of such shares on each of the first and second anniversaries of the date of grant.

       (c) Options granted after the commencement of the Offering will become exercisable in whole or in part on the second anniversary of the date of grant.

                                 T REIT, Inc.
                   Independent Directors' Stock Option Plan
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       (d) If a Participant is an Independent Director continuously from the date of grant of an Option though the Participant's termination of service as an Independent Director due to death or "permanent and total disability," within the meaning of Section 22(e)(3) of the Code, the Participant or the Participant's successor in interest (in the event of death) may exercise Participant's Option or Options for all or part of the number of shares for which each such Option was exercisable on the date of Participant's termination of service, for one year following such termination of service or, if sooner, during the period prior to the stated expiration date of the Option or Options.

       (e) If a Participant ceases to be an Independent Director for any reason other than death or "permanent and total disability," within the meaning of
Section 22(e)(3) of the Code, Participant may exercise his or her Option or Options for the number of shares for which each such Option was exercisable on the date of the Participant's termination of service, for three months following such termination of service or, if sooner, during the period prior to the stated expiration date of the Option or Options.

5.07.  Payment

       Subject to rules established by the Board, payment of all or part of the Option price may be made in cash, a cash equivalent acceptable to the Board, with shares of Common Stock, or a combination thereof. If shares of Common Stock are used to pay all or part of the Option Price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option Price of the shares for which the Option is being exercised.

5.08.  Shareholder Rights

       No Participant shall have any rights as a shareholder with respect to shares subject to his Option until the date of exercise of such Option.

                                  ARTICLE VI
                    ADJUSTMENT UPON CHANGE IN COMMON STOCK

       The maximum number of shares as to which Options may be granted; and the terms of outstanding Options, including the Option Price and the kind of shares subject to the Options shall be adjusted as the Board shall determine to be equitably required (i) in the event that the Company (a) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or
(b) engages in a

                                 T REIT, Inc.
                   Independent Directors' Stock Option Plan
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transaction to which Section 424 of the Code applies and in which the Company is the surviving entity, or (ii) there occurs any other event which, in the judgment of the Board necessitates such action. Any determination made by the Board under this Article VI is subject to approval by a majority of the Independent Directors and, if such approval is obtained, shall be final and conclusive.

       This Plan shall terminate and any outstanding Options will be forfeited
(i) in the event of a dissolution or liquidation of the Company; (ii) in the event the Company engages in a transaction to which Section 424 of the Code applies and in which the Company is not the surviving entity; or (iii) upon the sale of all or substantially all of the assets of the Company. Notwithstanding the foregoing, in connection with or in contemplation of any of the events described in the preceding sentence, the Board may provide in writing for any of the following alternatives to termination of the Plan and forfeiture of outstanding Options, separately or in combination: (i) the assumption by the successor corporation of outstanding Options or the substitution by such corporation for such Options of options covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and option prices; (ii) the continuation of the Plan by such successor corporation, in which event the Plan will continue in the manner and under the terms so provided by the Board; or (iii) a payment in cash or shares of Common Stock or other securities in lieu of and in complete satisfaction of outstanding Options. Any action taken by the Board under this paragraph is subject to approval by a majority of the Independent Directors and, if such approval is obtained, shall be final and conclusive.

       The issuance by the Company of stock of any class, or securities convertible into stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of stock or obligations of the Company convertible into such stock or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options may be granted or the terms of outstanding Options.

                                 T REIT, Inc.
                   Independent Directors' Stock Option Plan
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                                  ARTICLE VII
                      COMPLIANCE WITH LAW AND APPROVAL OF
                REGULATORY BODIES AND ASSURANCE OF REIT STATUS

       No Option shall be exercisable, no shares of Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan (i) except in compliance with (a) all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), (b) any listing agreement to which the Company is a party, and (c) the rules of all domestic stock exchanges on which the Company's shares may be listed and (ii) only if such exercise or issuance of Common Stock or delivery of certificates will not jeopardize the Company's status as a real estate investment trust under the Code. The Company shall have the right to rely on an opinion of its counsel as to such compliance and assurance of real estate investment trust status. Any stock certificate issued to evidence shares of Common Stock for which an Option is exercised may bear such legends and statements as the Board may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no shares of Common Stock shall be issued, no certificate for shares of Common Stock shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Board may deem advisable from regulatory bodies having jurisdiction over such matters.

                                 ARTICLE VIII
                              GENERAL PROVISIONS

8.01.  Effect on Service

       Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any Participant any right to continue in service as member of the Board.

8.02.  Unfunded Plan

       The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

                                 T REIT, Inc.
                   Independent Directors' Stock Option Plan
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8.03.  Rules of Construction

       Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                  ARTICLE IX
                                   AMENDMENT

       The Board may amend or terminate this Plan from time to time; provided, however, that any amendment must be approved by a majority of the Independent Directors; and provided, further, that no amendment may become effective until any applicable laws, regulations, rules or requirements of any governmental authority or stock exchange on which the Common Stock is then listed are satisfied. Except as provided in Article VI, no amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Option outstanding at the time such amendment is made.

                                   ARTICLE X
                               DURATION OF PLAN

       No Option may be granted under this Plan more than five years after the commencement of the Offering. Options granted before that date shall remain valid in accordance with their terms.

                                  ARTICLE XI
                            EFFECTIVE DATE OF PLAN

     Options may be granted under this Plan upon its adoption by the Board; provided that, unless this Plan is approved by a majority of the votes cast by the Company's shareholders, voting either in person or by proxy, at a duly held shareholders' meeting at which a quorum is present, no Option shall be exercisable.